Exhibit 32.1
Certificate pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Annual Report of BFC Financial Corporation (the “Company”) on Form 10-K/A, Amendment No. 1, for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Alan B. Levan, Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Alan B. Levan
Name:	Alan B. Levan
Title:	Chief Executive Officer
Date:	August 1, 2005
A signed original of this written statement required by Section 906 has been provided to BFC Financial Corporation and will be retained by BFC Financial Corporation and furnished to the Securities and Exchange Commission or its staff upon request.